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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 19, 2000
                                                ------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                               001-15323                 31-0738296
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(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


1 Bank One Plaza, Chicago, IL                                       60670
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(Address of principal executive offices)                          (ZIP Code)


Registrant's telephone number, including area code  312-732-4000
                                                    ------------
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Item 5. Other Events
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     On July 19, 2000, the Registrant issued a press release announcing a 2000 second quarter net loss of $1.269 billion, a 50% reduction in its common stock dividend and other items. A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits.

     Exhibit Number       Description of Exhibits
     --------------       -----------------------

     99(a) Registrant's July 19, 2000 Press Release regarding a 2000 second quarter net loss of $1.269 billion, a 50% reduction in its common stock dividend and other items.





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BANK ONE CORPORATION
                               (Registrant)


Date: July 19, 2000            By:  /s/ M. Eileen Kennedy
      -------------                ---------------------------
                                    Title: Treasurer

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                                 EXHIBIT INDEX



Exhibit Number      Description of Exhibits
--------------      -----------------------


99(a) Registrant's July 19, 2000 Press Release regarding a 2000 second quarter net loss of $1.269 billion, a 50% reduction in its common stock dividend and other items.

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